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                                                                    Exhibit 23.1
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Consent of Independent Public Accountants
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As independent public accountants, we hereby consent to the incorporation of our report included in and incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-68548, 33-02805 and 33-47838.



/s/Arthur Andersen LLP
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ARTHUR ANDERSEN LLP
Boston, Massachusetts
March 22, 2001